Exhibit 99.2

Pro Forma Consolidated Financial Statements (Unaudited)

The following unaudited pro forma consolidated financial statements have been prepared by our management and are based on (a) the historical financial statements of Allion Healthcare, Inc. (“Allion”), Specialty Pharmacies, Inc. (“Specialty”), Frontier Pharmacy & Nutrition, Inc. (“PMW”), Priority Pharmacy (“Priority”), H. S. Maiman Rx, Inc. (“Maiman”) and Whittier Goodrich Pharmacy, Inc. (“Whittier”) and (b) the assumptions and adjustments described below.

The unaudited pro forma consolidated Balance Sheet as of March 31, 2006 and unaudited pro forma consolidated statements of operation for the year ended December 31, 2005 and three-month period ended March 31, 2006 give effect to the following transactions as if they had occurred on January 1, 2005:

•	The acquisition of Specialty for the two months in 2005 prior to the acquisition date (SPI was acquired as of February 28, 2005); and

•	The acquisition of PMW for the seven months in 2005 prior to the acquisition date. (PMW was acquired as of August 5, 2005); and

•	The acquisition of Priority for 49 weeks ended December 8, 2005 prior to the acquisition date (Priority was acquired as of December 9, 2005);and

•	The acquisition of Maiman for the year ended December 31, 2005 and the eleven weeks in 2006 prior to the acquisition date (Maiman was acquired on March 13, 2006); and

•	The acquisition of Whittier for the year ended December 31, 2005 and the three months in 2006 prior to the acquisition date. (Whittier was acquired as of May 1, 2006);

These pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transaction been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the pro forma consolidated statement of operations due to changes in prices, future transactions and other factors. These statements should be read in conjunction with our audited consolidated financial statements and the related notes for the year ended December 31, 2005 included in our 2005 Form 10-K, the current report on Form 10-Q filed on May 10, 2006 which included the unaudited financial statements for the quarter ended March 31, 2006 and the audited financial statements of Whittier for the year ended December 31, 2005 included in the amendment to our Current Report on Form 8-K/A filed on July 13, 2006. The pro forma information reflects preliminary estimates of the allocation of the amounts paid at closing which may be adjusted.

Allion Health Care, Inc. & Subsidiaries
Proforma Consolidated Balance Sheet (Unaudited)
March 31, 2006

ASSETS	Allion	Whittier	Pro Forma Adjustments - Whittier		Allion and Whittier Pro Forma Consolidated

CURRENT ASSETS:
Cash and cash equivalents	$34,404,893	$805,164	($15,607,244)	(3)	$18,797,649
			($805,164)	(3)
Investments in short term securities	15,614,788				15,614,788
Accounts receivable, net	16,215,595	2,531,007	(2,531,007)	(3)	16,215,595
Inventories	3,385,645	751,729	(144,485)	(3)	3,992,889
Prepaid expenses and other current assets	938,301	13,388	(13,388)	(3)	938,301
Total current assets	70,559,222	4,101,288	(19,101,288)		55,559,222

Property and equipment, net	849,826	97,365	(35,938)	(3)	911,253
Goodwill	23,624,565		5,111,199	(3)	28,735,764
Intangible assets	21,517,907		10,052,374	(3)	31,570,281
Other assets	89,908				$89,908
TOTAL ASSETS	$116,641,428	$4,198,653	($3,973,653)		$116,866,428

LIABILTIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$16,505,493	$489,861	($489,861)	(3)	$16,730,493
			225,000	(3)
Notes payable-subordinated	686,973				686,973
Current portion of capital lease obligations	82,549	13,353	(13,353)	(3)	82,549
Other current liabilities	5,023				5,023
Total current liabilities	17,280,038	503,214	(278,214)		17,505,038

LONG TERM LIABILITIES:
Capital lease obligations	81,436	48,825	(48,825)	(3)	81,436
Deferred income taxes	238,957				238,957
Other	47,010				47,010
Total liabilities	17,647,441	552,039	(327,039)		17,872,441

CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock	16,131	25,000	(25,000)	(3)	16,131
Additional paid-in capital	109,254,838				109,254,838
Accumulated other comprehensive income	76,982				76,982
Accumulated income (deficit)	(10,353,964)	3,621,614	(3,621,614)	(3)	(10,353,964)
Total stockholders’ equity	98,993,987	3,646,614	(3,646,614)		98,993,987

Total liabilities and stockholders’ equity	$116,641,428	$4,198,653	($3,973,653)		$116,866,428

See notes to pro forma consolidated financial statements

Allion Health Care, Inc. & Subsidiaries
Proforma Consolidated Statement of Operations (Unaudited)
Three Months Ended March 31, 2006

	Allion	Maiman - 11 weeks ended March 10, 2006	Pro Forma Adjustments - Maiman		Allion and Maiman Pro Forma Consolidated	Whittier	Pro Forma Adjustments - Whittier		Pro Forma Consolidated

Net sales	$41,285,202	$2,115,309			$43,400,511	$7,519,295			$50,919,806
Cost of goods sold	34,631,118	1,840,622			36,471,740	6,309,197			42,780,937

Gross profit	6,654,084	274,687			6,928,771	1,210,098	0		8,138,869

Operating expenses:
Selling, general & administrative expenses	5,800,303	267,914	$30,687	(1)	6,098,904	397,853	195,603	(2)	6,692,361

Operating income (loss)	853,781	6,773	(30,687)		829,867	812,245	(195,603)		1,446,508

Other income:

Interest income	410,836				410,836	6,940			417,776
Other income	102				102				102
Total other income	410,938	0	0		410,938	6,940	0		417,878

Income before taxes & discontinued operations	1,264,719	6,773	(30,687)		1,240,805	819,185	(195,603)		1,864,386

Provision for income taxes (4)	131,698				131,698				131,698

Income (loss) from continued operations	$1,133,021	$6,773	($30,687)		$1,109,107	$819,185	($195,603)		$1,732,688

Basic loss from Continuing Operations	$0.07				$0.07				$0.11
per common share
Diluted loss from Continuing Operations	$0.07				$0.07				$0.10
per common share

Basic weighted average of common shares outstanding	15,192,061				15,192,061				15,192,061
Diluted weighted average of common shares outstanding	16,648,743				16,648,743				16,648,743

See notes to pro forma consolidated statement of operations

Allion Health Care, Inc. & Subsidiaries
Proforma Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2005
(for 2005 Acquisitions)

	Allion	Specialty - two months ended February 28, 2005	PMW - seven months ended August 5, 2005	Priority - 49 weeks ended December 8, 2005	Pro Forma Adjustments		Allion Pro Forma for 2005 Acquisitions

Net sales	$123,107,672	$4,566,109	$14,686,591	$18,043,336			$160,403,708
Cost of goods sold	103,245,890	3,569,576	12,746,025	15,946,401			135,507,892

Gross profit	19,861,782	996,533	1,940,566	2,096,935	0		24,895,816

Operating expenses:
Selling, general & administrative expenses	18,349,296	390,173	480,473	3,899,249	249,673	(9)	23,976,677
					61,019	(5)
					150,000	(7)
					396,794	(8)

Operating income (loss)	1,512,486	606,360	1,460,093	(1,802,314)	(857,486)		919,139

Other income (expense):

Interest expense	(1,059,135)				(22,958)	(6)	(1,082,093)

Other income	316,744						316,744
Total other income (expense)	(742,391)	0	0	0	(22,958)		(765,349)

Income before taxes & discontinued operations	770,095	606,360	1,460,093	(1,802,314)	(880,444)		153,790

Provision for income taxes	329,000						329,000

Income (loss) from continued operations	441,095	606,360	1,460,093	(1,802,314)	(880,444)		(175,210)

Deemed dividend on preferred stock	($1,338,047)						(1,338,047)

Income (loss) from continued operations
available to common stockholders	($896,952)	$606,360	$1,460,093	($1,802,314)	($880,444)		($1,513,257)

Basic loss from Continuing Operations per common share	($0.11)						($0.18)
Diluted loss from Continuing Operations per common share	($0.11)						($0.18)

Basic weighted average of common shares outstanding	8,201,565						8,201,565
Diluted weighted average of common shares outstanding	8,201,565						8,201,565

See notes to pro forma consolidated statement of operations

Allion Health Care, Inc. & Subsidiaries
Proforma Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2005

	Allion Pro Forma for 2005 Acquisitions	Maiman	Pro Forma Adjustments - Maiman		Allion and Maiman Pro Forma Consolidated	Whittier	Pro Forma Adjustments - Whittier		Pro Forma Consolidated

Net sales	$160,403,708	$11,153,629			$171,557,337	$30,357,916			$201,915,253
Cost of goods sold	135,507,892	9,558,710			145,066,602	24,633,066			169,699,668

Gross profit	24,895,816	1,594,919			26,490,735	5,724,850			32,215,585

Operating expenses:

Selling, general & administrative expenses	23,976,677	1,419,640	$145,068	(1)	25,541,385	3,270,300	782,412	(2)	29,594,097

Operating income	919,139	175,279	(145,068)		949,350	2,454,550	(782,412)		2,621,488

Other income (expense):

Interest income (expense)	(1,082,093)	(25,106)			(1,107,199)	18,330			(1,088,869)
Other income	316,744				316,744				316,744

Total other income (expense)	(765,349)	(25,106)	0		(790,455)	18,330	0		(772,125)

Income before taxes & discontinued operations	153,790	150,173	(145,068)		158,895	2,472,880	(782,412)		1,849,363

Provision for income taxes (4)	329,000	9,818			338,818				338,818

Income from continuing operations	(175,210)	140,355	(145,068)		(179,923)	2,472,880	(782,412)		1,510,545

Deemed dividend on preferred stock	(1,338,047)				(1,338,047)				(1,338,047)

Income (loss) from continued operations available to common stockholders	($1,513,257)	$140,355	($145,068)		($1,517,970)	$2,472,880	($782,412)		$172,498

Basic loss from continuing operations per common share	($0.18)				($0.19)				$0.02
Diluted loss from continuing operations per common share	($0.18)				($0.19)				$0.01

Basic weighted average of common shares outstanding	8,201,565				8,201,565				8,201,565
Diluted weighted average of common shares outstanding	8,201,565				8,201,565				12,053,280

See notes to pro forma consolidated statement of operations

Allion Health Care, Inc. & Subsidiaries
Footnotes to Unaudited Pro Forma Consolidated Statement of Operations:

(1)	To record amortization expense on the intangibles of $145,068 for the year ended December 31, 2005 and $30,687 for the 11 weeks ended March 10, 2006, relating to the acquisition of Maiman.

(2)	To record amortization expense on the intangibles of $782,412 for the year ended December 31, 2005 and $195,603 for the three months ended March 31, 2006, relating to the acquisition of Whittier

(3)
To record the purchase of inventories and intellectual properties of Whittier (the FAS 141 valuation is preliminary and subject to change) and eliminate those assets and liabilities of Whittier not acquired:

Purchase Price Paid
Cash paid at closing	$15,000,000
Cash paid for inventory	607,244
Direct acquisition costs	225,000
Total Purchase Price	15,832,244
less: net tangible assets	(668,671)
$15,163,573

Allocation of Purchase Price
Referral Relationship (fifteen year life)	9,210,470
Covenant Not to Compete (five year life)	841,904
Workforce (part of goodwill)	167,905
Goodwill	4,943,294
$15,163,573

(4)
For the three months ended March 31, 2006 and the year ended December 31, 2005 the company believes that it will be able to use its historical losses to offset taxable income included in the Pro Forma Consolidated Statement of Operations.

(5)	To record amortization expense on the intangibles of $61,019 for the two months ended February 28, 2005, relating to the acquisition of Specialty.

(6)
To record interest expense of $22,958 for the $1.9 million promissory note for the two months ended February 28,2005, relating to the acquisition of Specialty, at a contractual interest rate of 7.25% per annum (prime rate + 2%).

(7)
To record $150,000 for the year ended December 31, 2005 of contingent consideration as compensation under the Purchase Agreement dated February 28,2005 between Specialty and Michael Tubb. This amount is payable to Michael Tubb based on his continued employment for one year post acquisition and is non-recurring.

(8)	To record amortization expense on the intangibles of $396,794 for the seven months ended August 5, 2005, relating to the acquisition of PMW.

(9)	To record amortization expense on the intangibles of $249,673 for the year ended December 31, 2005, relating to the acquisition of Priority